UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

FORGE NANO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43517	41-2980280
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer identification number)

12300 Grant Street, Suite 100 Thornton, CO	80241
(Address of principal executive offices)	(Zip Code)

(720) 259-8579
(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NANO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NANOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Merger Agreement

On November 4, 2026, Forge Nano Holdings, Inc., a Delaware corporation (“Forge Nano”), FN Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Forge Nano (“Merger Sub”), and HzO, Inc., a Delaware corporation (“HzO”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as representative of the HzO stockholders (the “Stockholders’ Representative”). Capitalized terms used and not defined herein have the meanings ascribed to such terms in the Merger Agreement.

Pursuant to the Merger Agreement, Merger Sub merged with and into HzO (the “Merger”), with HzO surviving the Merger as a wholly owned subsidiary of Forge Nano. The Merger was consummated on November 4, 2026 (the “Effective Time”). Immediately following execution of the Merger Agreement, and prior to the Effective Time, HzO stockholders holding the requisite voting power approved the Merger Agreement and the Merger by written consent. The board of directors of Forge Nano approved the Merger Agreement and the transactions contemplated thereby, and no vote of Forge Nano’s stockholders was required in connection with the Merger. The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

At the Effective Time, (i) each share of HzO common stock and preferred stock issued and outstanding immediately prior to the Effective Time (other than shares held in treasury by HzO or its subsidiaries and shares as to which appraisal rights were properly exercised) was converted into the right to receive its pro rata portion of the applicable merger consideration; (ii) each outstanding warrant to purchase HzO stock was cancelled in exchange for a number of shares of Forge Nano Common Stock determined on a net-exercise basis (and any warrant whose aggregate exercise price equaled or exceeded the value of the underlying merger consideration was cancelled without payment); (iii) each HzO restricted stock unit and each share of restricted HzO common stock was cancelled and converted into the right to receive the applicable merger consideration; (iv) each unvested HzO stock option vested in full and, together with each other outstanding HzO stock option, was cancelled and converted into the right to receive the applicable merger consideration; and (v) each outstanding convertible note of HzO had been converted into HzO stock and received the applicable merger consideration. In addition, immediately prior to the Effective Time, HzO terminated its Transaction Incentive Plan (the “TIP”), and each participant received in exchange certain restricted stock units of Forge Nano (the “TIP RSUs”). The TIP RSUs vest in full on the first anniversary of the Effective Time, subject to the holder’s continued employment through that date, vest in full upon an earlier termination of employment without cause or due to death or disability, and are forfeited upon any other earlier termination of employment.

At the Effective Time, as consideration for the Merger, the HzO stockholders became entitled to receive an aggregate of 7,306,440 shares of Forge Nano common stock, par value $0.0001 per share (“Forge Nano Common Stock”) calculated based on an aggregate purchase price (the “Purchase Price Amount”) equal to (a) $55.0 million plus the value, at $10.00 per share, of the shares of Forge Nano Common Stock held by HzO and its subsidiaries immediately prior to the Effective Time (determined so that each such share is treated as exchanged on a one-for-one basis for one additional share of Forge Nano Common Stock) (such sum, the “Base Purchase Price”), plus (b) HzO’s closing cash, plus (c) the amount, if any, by which HzO’s closing working capital exceeds a target of negative $1,251,155 (or minus the amount of any shortfall), minus (d) HzO’s closing indebtedness, minus (e) HzO’s unpaid transaction expenses and certain related employer payroll taxes, minus (f) the amount of the loan payoff of the existing $2.0 million loan from Forge Nano to HzO, minus (g) the aggregate value, at $10.00 per share, of the TIP RSUs, and minus (h) any shortfall in the funding of the Stockholders’ Representative expense fund, divided by $10.00.

Pursuant to the foregoing, immediately following the Effective Time Forge Nano issued 5,772,645 shares of Forge Nano Common Stock with an additional 1,533,795 Holdback Shares (defined below) to be held back for twelve months to secure post-closing adjustment and indemnification obligations. Of the shares issued following the Effective Time, 2,168,979 shares were issued in exchange for the shares of Forge Nano Common Stock held by HzO prior to the Effective Time. Upon completion of the Merger, assuming the full issuance of the Holdback Shares, HzO stockholders would own 7,306,440 shares of Forge Nano Common Stock.

Forge Nano withheld shares of Forge Nano Common Stock otherwise issuable to the HzO stockholders (pro rata) equal to 20% of the Base Purchase Price divided by $10.00 (the “Holdback Shares”), as security for post-closing purchase price adjustments and the indemnification obligations of the HzO stockholders described below. The Purchase Price Amount is subject to post-closing adjustment: within 90 days after the Effective Time, Forge Nano may deliver a statement of HzO’s closing working capital, cash, indebtedness and transaction expenses, which the Stockholders’ Representative may dispute within 60 days, with any unresolved dispute to be decided by an independent accounting firm. Any adjustment exceeding $100,000 (and then only to the extent of the excess) will be settled solely by increasing (up to the number of Holdback Shares originally withheld) or reducing the number of Holdback Shares to be released. On the date that is twelve months after the Effective Time, Forge Nano will issue the remaining Holdback Shares to the HzO stockholders, subject to its right to retain a number of Holdback Shares, valued at $10.00 per share, equal to its good faith estimate of the losses subject to any then-pending indemnification claims.

The Merger Agreement contains customary representations, warranties and covenants of Forge Nano, Merger Sub and HzO. From and after the Effective Time, the HzO stockholders have agreed, severally and not jointly, to indemnify Forge Nano and its affiliates for losses arising from (i) breaches of HzO’s representations and warranties (determined without regard to materiality qualifiers), (ii) breaches of the covenants of HzO and, prior to the Effective Time, the HzO stockholders, and (iii) fraud or willful breach by HzO or, prior to the Effective Time, the HzO stockholders. Forge Nano has agreed to indemnify the HzO stockholders for breaches of certain of its representations and warranties (relating to organization, authorization, brokers, capitalization, SEC reports and Nasdaq listing, and the shares of Forge Nano Common Stock issued as merger consideration), breaches of its covenants, and its fraud or willful breach. HzO’s representations and warranties (other than its fundamental representations) survive for twelve months after the Effective Time, and its fundamental representations survive until the expiration of the applicable statute of limitations. Forge Nano’s representations and warranties generally do not survive, except that its capitalization, SEC reports and Nasdaq listing, and representations regarding the shares of Forge Nano Common Stock issued as merger consideration survive for twelve months and its fundamental representations survive until the expiration of the applicable statute of limitations. Each party’s aggregate liability is capped at 20% of the Purchase Price Amount (and 100% for breaches of fundamental representations). Claims against the HzO stockholders (other than for breaches of HzO’s fundamental representations and fraud), and claims against Forge Nano for breaches of its covenants, are subject to a $100,000 deductible. Fraud and willful breach are not subject to these caps, and no HzO stockholder’s liability will exceed the merger consideration it received (other than for its own fraud or willful breach). Indemnification claims by Forge Nano are satisfied first by reduction of the Holdback Shares and, solely for breaches of HzO’s fundamental representations, then by recovery of shares of Forge Nano Common Stock (valued at $10.00 per share), and not in cash, except for fraud or willful breach or at the election of the Stockholders’ Representative. Except in the case of fraud, Forge Nano’s indemnification obligations are satisfied by issuing additional shares of Forge Nano Common Stock (valued at $10.00 per share), subject to a 4.99% beneficial ownership limitation per individual, with any value in excess of that limitation payable in cash unless Forge Nano elects to issue the shares. Except in the case of fraud or willful breach, indemnification is the exclusive post-closing remedy.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Forge Nano or HzO. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure schedules provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to Forge Nano’s stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Forge Nano or HzO at the time they were made or otherwise and should only be read in conjunction with the other information that Forge Nano makes publicly available in reports, statements and other documents filed with the SEC.

Lock-Up Arrangement

As a condition to receiving the applicable shares of Forge Nano Common Stock as merger consideration, each HzO stockholder is required to deliver a letter of transmittal that includes a lock-up of the shares of Forge Nano Common Stock received until the earlier of (x) six months after the Effective Time and (y) the date on which the last reported sale price of Forge Nano Common Stock equals or exceeds $12.00 per share for any 20 trading days within a 30-trading-day period, subject to customary permitted transfers. For a holder employed by HzO, the lock-up also terminates upon a termination of that holder’s employment by Forge Nano without cause. Forge Nano also agreed to grant the HzO stockholders customary piggyback registration rights with respect to the shares received as merger consideration.

Employment Agreements

Concurrently with the execution of the Merger Agreement, and as a condition and inducement to Forge Nano’s entry into it, each of Jason Savod and Rachael Lerebours, the Chief Financial Officer and the President and Chief Operating Officer of HzO, respectively, entered into an employment agreement with Forge Nano that became effective immediately after the Effective Time.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of HzO as of and for the years ended December 31, 2025 and 2024, and the related notes are incorporated herein by reference to the Current Report on Form 8-K filed on October 27, 2026. The unaudited consolidated financial statements of HzO as of and for the six months ended June 30, 2026 and the related notes are incorporated herein by reference to the Current Report on Form 8-K filed on October 27, 2026.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information relating to the acquisition of HzO as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025 is incorporated herein by reference to the Current Report on Form 8-K filed on October 27, 2026.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 4, 2026, by and among Forge Nano Holdings, Inc., FN Merger Sub, Inc., HzO, Inc. and Fortis Advisors LLC *

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have been omitted. Forge Nano agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking information about, among other topics, the acquisition of HzO. All statements, other than statements of present or historical fact, included in this Current Report on Form 8-K regarding the acquisition, the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the current expectations and assumptions of Forge Nano’s management about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Forge Nano disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K.

Forge Nano cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Forge Nano. Risks and uncertainties include, among other things: (i) risks related to Forge Nano’s ability to realize the anticipated benefits of the acquisition of HzO, which may be affected by, among other things, competition and the ability of Forge Nano to grow and manage growth profitably following the acquisition; (ii) risks related to changes in applicable laws or regulations; (iii) risks related to Forge Nano’s ability to successfully develop and deploy new technologies to address the needs of its customers; (iv) risks related to the effects of competition on Forge Nano’s business, financial condition and results of operations; (v) risks related to the availability and cost of the raw materials necessary for the production of Forge Nano’s products; (vi) risks related to Forge Nano’s ability to meet the specifications and requirements of its customers or adequately provide them with effective support and services; (vii) risks related to delays in the construction and operation of production facilities; (viii) risks related to intellectual property infringement, data protection, and other losses; (ix) risks related to the combined company’s ability to operate effectively as a public company, including its ability to implement controls and procedures required for public companies; (x) risks related to changes in domestic and foreign business, market, financial, political and legal conditions; and (xi) risks related to the possibility that Forge Nano may be adversely affected by other economic, business, and/or competitive factors. There may be additional risks that Forge Nano presently does not know or that Forge Nano currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K materialize, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed or implied in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Forge Nano’s periodic filings with the SEC. These SEC filings are available free of charge on the SEC’s website at www.sec.gov.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Forge Nano described in the “Risk Factors” and “Forward-Looking Statements” sections of the Registration Statement on Form S-4, which was declared effective by the SEC on September 22, 2026, and other documents filed or to be filed by Forge Nano from time to time with the SEC, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Forge Nano assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Forge Nano does not give any assurance that it will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORGE NANO HOLDINGS, INC.

By:	/s/ Paul Lichty
Paul Lichty
Chief Executive Officer

Date: November 9, 2026